Delaware Pooled Trust

The All Cap Growth Equity Portfolio
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Intermediate Fixed Income Portfolio
The High-Yield Bond Portfolio

Supplement to the Portfolios' Prospectus
dated February 25, 2005

(each, a "Portfolio")

The following paragraph amends the first paragraph in the section entitled "Profile: The All Cap Growth Equity Portfolio-What are the main risks of investing in the Portfolio" on page 29 of the prospectus:

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase or decrease according to changes in the value of the securities in the portfolio. This Portfolio will be particularly affected by declines in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by a drop in the stock market or poor performance in specific companies or industries. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations.

On August 18, 2005, the Board of Trustees of Delaware Pooled Trust unanimously voted to approve changes to the investment strategies and policies of The Core Focus Fixed Income Portfolio, The Core Plus Fixed Income Portfolio, The Intermediate Fixed Income Portfolio and The High-Yield Bond Portfolio. The following changes are effective as of 60 days after the date of this Supplement.

The following amends the section entitled "Additional Investment Information-Interest Rate Swap and Index Swap Agreements" on page 58 of the prospectus:

Securities	How we use them

Interest rate swap, index swap and credit default swap agreements: In an interest rate swap, a Portfolio receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. In an index swap, a Portfolio receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a Portfolio receiving interest payments from another party in exchange for movements in the total return of a specified index. In a credit default swap, a Portfolio may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a Portfolio may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Interest rate swaps, index swaps and credit default swaps may be considered to be illiquid.

We may use interest rate swaps to adjust The Core Focus Fixed Income, The Core Plus Fixed Income, and The Intermediate Fixed Income Portfolios' sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that these Portfolios invest in, such as the corporate bond market. We may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to a Portfolio on favorable terms. These Portfolios and The High-Yield Bond Portfolio may enter into credit default swaps in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

The following supplements the information in the section "Risk Factors" in the prospectus:
Risks	How we strive to manage them

Derivatives Risk is the possibility that a Portfolio may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a Portfolio from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in a Portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification or to earn additional income. We will not use derivatives for reasons inconsistent with our investment objectives.

This Supplement is dated October 26, 2005.